ALPS ETF TRUST

ALPS INTERMEDIATE MUNICIPAL BOND ETF (NYSE ARCA: MNBD)

SUPPLEMENT DATED MARCH 26, 2026

TO THE STATUTORY PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION (“SAI”) DATED MARCH 31, 2025, AS SUPPLEMENTED

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT WITH RESPECT TO THE FUND DATED MARCH 18, 2026.

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Effective March 31, 2026, the Fund’s name is ALPS | BBH Intermediate Municipal Bond ETF.

Effective March 31, 2026, the Fund’s unitary management fee will change. Therefore, the disclosures contained in the Prospectus and SAI are modified as follows:

Prospectus:

The disclosure under the heading “FEES AND EXPENSES OF THE FUND” is hereby deleted and replaced with the following information:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.44%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$45	$141	$246	$554

The disclosure in the second paragraph under the heading “INVESTMENT ADVISORY SERVICES—Investment Adviser” is hereby deleted and replaced with the following information:

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.44% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

SAI

The information with respect to the Fund in the chart under the section entitled “Investment Advisory Agreement” of the Fund’s SAI is hereby deleted and replaced with the following information:

Fund	Advisory Fee
ALPS | BBH Intermediate Municipal Bond ETF	0.44%

Corresponding changes are hereby made to all other sections of the Fund’s Prospectus and SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE